Exhibit 4.1

PINNACLE WEST CAPITAL CORPORATION

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

As Trustee under Pinnacle West Capital Corporation’s Indenture dated as of December 1, 2000 (For Senior Securities)

Sixth Supplemental Indenture

Dated as of May 15, 2025

4.90% Senior Notes due 2028

5.15% Senior Notes due 2030

This SIXTH SUPPLEMENTAL INDENTURE, dated as of May 15, 2025, is between Pinnacle West Capital Corporation, a corporation duly organized and existing under the laws of the State of Arizona (herein called the “Company”), having its principal office at 400 North Fifth Street, Phoenix, Arizona 85004, and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Mellon (formerly known as The Bank of New York), a national banking association, as Trustee (herein called the “Trustee”) under the Indenture (For Senior Securities) dated as of December 1, 2000 between the Company and the Trustee (the “Indenture”).

RECITALS OF THE COMPANY

The Company has executed and delivered the Indenture to the Trustee to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the “Securities”), said Securities to be issued in one or more series as provided in the Indenture.

Section 901(5) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Indenture for the purpose of adding to, changing or eliminating any of the provisions of the Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision.

Section 901(7) of the Indenture provides that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Indenture for the purpose of establishing the form or terms of Securities of any series.

Pursuant to the terms of the Indenture, the Company desires to provide for the establishment two new series of its Securities to be known as its 4.90% Senior Notes due 2028 (herein called the “2028 Notes”) and its 5.15% Senior Notes due 2030 (herein called the “2030 Notes” and, together with the 2028 Notes, the “Notes”), the form and substance of each such series of Notes and the terms, provisions, and conditions thereof to be set forth as provided in the Indenture and this Sixth Supplemental Indenture.

All things necessary to make this Sixth Supplemental Indenture a valid agreement of the Company, and to make the Notes described herein, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done.

NOW, THEREFORE, THIS SIXTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of each of the Notes and the terms, provisions, and conditions thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as applicable, as follows:

ARTICLE One

GENERAL TERMS AND CONDITIONS OF THE 2028 NOTES

SECTION 101.         Authentication and Delivery. There shall be and is hereby authorized a series of Securities designated the “4.90% Senior Notes due 2028” initially limited in aggregate principal amount to $400,000,000, which amount shall be as set forth in a Company Order for the authentication and delivery of 2028 Notes. The 2028 Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on May 15, 2028, and the 2028 Notes shall be issued in the form of registered Securities without coupons.

The foregoing principal amount of the 2028 Notes may be increased from time to time as permitted by Section 301 of the Indenture. All 2028 Notes need not be issued at the same time and such series may be reopened at any time, without notice to, or the consent of, the then existing Holders, for issuance of additional 2028 Notes. Any such additional 2028 Notes will be equal in rank and have the same respective maturity, payment terms, redemption features, and other terms as the 2028 Notes initially issued, except for the issue date, public offering price, payment of interest accruing prior to the issue date, and first payment of interest following the issue date of the additional 2028 Notes, but the Company will not issue such additional 2028 Notes unless the additional 2028 Notes are fungible with the previously issued 2028 Notes for U.S. federal income tax purposes or are issued with a separate CUSIP number.

SECTION 102.         Global Security. The 2028 Notes shall be issued in certificated form, except that the 2028 Notes shall be issued initially as a Global Security to and registered in the name of Cede & Co., as nominee of The Depository Trust Company, as Depositary therefor. Any 2028 Notes to be issued or transferred to, or to be held by, Cede & Co. (or any successor thereof) for such purpose shall bear the depositary legend in substantially the form set forth at the top of the form of 2028 Note in Section 501 hereof (in lieu of that set forth in Section 204 of the Indenture), unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Each such Global Security may be exchanged in whole or in part for 2028 Notes registered, and any transfer of such Global Security in whole or in part may be registered, in the name(s) of Persons other than such Depositary or a nominee thereof only under the circumstances set forth in clause (2) of the last paragraph of Section 305 of the Indenture, or such other circumstances in addition to or in lieu of those set forth in clause (2) of the last paragraph of Section 305 of the Indenture as to which the Company shall agree, such agreement to be confirmed in writing to the Trustee. Upon the occurrence of any such event, the 2028 Notes will be issued in such names as the Depositary shall instruct the Trustee.

SECTION 103.         Place of Payment and Place for Registration of Transfers and Exchange. Principal of, and premium, if any, and interest on, the 2028 Notes will be payable, the transfer of 2028 Notes will be registrable and the 2028 Notes will be exchangeable for 2028 Notes bearing identical terms and provisions, at the office or agency of the Company in the City of Dallas, State of Texas; provided, however, that payment of interest may be made at the option of the Company by wire transfer to any Holder or by deposit to the account of the Holder of any such 2028 Notes if such account is maintained with the Trustee, in each case according to the written instructions given by such Holder on or prior to the applicable record date to the Trustee, which written instructions shall remain in effect until revised by such Holder by an instrument in writing delivered to the Trustee.

SECTION 104.         Payment of Interest. The 2028 Notes will bear interest at the rate of 4.90% per annum from May 15, 2025 or from the most recent 2028 Notes Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for until the principal thereof is paid or made available for payment, payable on May 15 and November 15 of each year (each, a “2028 Notes Interest Payment Date”), commencing on November 15, 2025, to the person in whose name such 2028 Note or any Predecessor Security is registered, at the close of business on May 1 and November 1, as the case may be, whether or not a Business Day, immediately preceding the 2028 Notes Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date, and may be paid to the Person in whose name such 2028 Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice whereof shall be given to the Holders of the 2028 Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2028 Notes may be listed, and upon such notice as may be required by such exchange, all as more fully described in the Indenture.

The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Interest will accrue from May 15, 2025 or from the most recent 2028 Notes Interest Payment Date to which interest has been paid or duly provided for to, but not including, the relevant payment date. In the event that any date on which interest is payable on the 2028 Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A “Business Day” shall mean any day except a Saturday, a Sunday or a legal holiday in The City of New York on which banking institutions are authorized or required by law, regulation or executive order to close.

SECTION 105.         Redemption of the 2028 Notes. Prior to April 15, 2028 (the “2028 Notes Par Call Date”), the Company may redeem the 2028 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)            (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2028 Notes to be redeemed discounted to the Redemption Date (assuming the 2028 Notes to be redeemed matured on the 2028 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 15 basis points, less (b) interest accrued to the Redemption Date; and

(2)            100% of the principal amount of the 2028 Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, thereon to, but not including, the Redemption Date.

On or after the 2028 Notes Par Call Date, the Company may redeem the 2028 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the 2028 Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but not including, the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to the Trustee and each holder of 2028 Notes to be redeemed.

If less than all of the 2028 Notes are to be redeemed and (i) the 2028 Notes are in global form, the interests in the 2028 Notes to be redeemed shall be selected for redemption by The Depository Trust Company (“DTC”) in accordance with DTC’s standard procedures therefor, or (ii) the 2028 Notes are in definitive form, the 2028 Notes to be redeemed shall be selected by lot. No 2028 Notes of a principal amount of $2,000 or less will be redeemed in part. If any 2028 Note is to be redeemed in part only, the notice of redemption that relates to such 2028 Note will state the portion of the principal amount of such 2028 Note to be redeemed. A new 2028 Note in a principal amount equal to the unredeemed portion of such 2028 Note will be issued in the name of the holder of such 2028 Note upon surrender for cancellation of the original 2028 Note. For so long as the 2028 Notes are held by DTC (or another Depositary), the redemption of the 2028 Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the 2028 Notes or portions thereof called for redemption.

Notwithstanding the foregoing, installments of interest on 2028 Notes that are due and payable on 2028 Notes Interest Payment Dates falling on or prior to the Redemption Date will be payable on the 2028 Notes Interest Payment Date to the registered holders as of the close of business on the relevant record date according to the 2028 Notes and the Indenture. The Trustee shall have no obligation to calculate the Redemption Price.

Notwithstanding Section 1104 of the Indenture, any notice of redemption given pursuant to said Section with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof.

For purposes of this Section 105, “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the 2028 Notes Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the 2028 Notes Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2028 Notes Par Call Date, as applicable. If there is no United States Treasury security maturing on the 2028 Notes Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2028 Notes Par Call Date, one with a maturity date preceding the 2028 Notes Par Call Date and one with a maturity date following the 2028 Notes Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2028 Notes Par Call Date. If there are two or more United States Treasury securities maturing on the 2028 Notes Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

SECTION 106.         Defeasance of the 2028 Notes. The 2028 Notes shall be defeasible pursuant to Section 1302 or 1303 of the Indenture.

SECTION 107.         Minimum Denominations. The 2028 Notes shall be issuable in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

ARTICLE Two

GENERAL TERMS AND CONDITIONS OF THE 2030 NOTES

SECTION 201.         Authentication and Delivery. There shall be and is hereby authorized a series of Securities designated the “5.15% Senior Notes due 2030” initially limited in aggregate principal amount to $400,000,000, which amount shall be as set forth in a Company Order for the authentication and delivery of 2030 Notes. The 2030 Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on May 15, 2030, and the 2030 Notes shall be issued in the form of registered Securities without coupons.

The foregoing principal amount of the 2030 Notes may be increased from time to time as permitted by Section 301 of the Indenture. All 2030 Notes need not be issued at the same time and such series may be reopened at any time, without notice to, or the consent of, the then existing Holders, for issuance of additional 2030 Notes. Any such additional 2030 Notes will be equal in rank and have the same respective maturity, payment terms, redemption features, and other terms as the 2030 Notes initially issued, except for the issue date, public offering price, payment of interest accruing prior to the issue date, and first payment of interest following the issue date of the additional 2030 Notes, but the Company will not issue such additional 2030 Notes unless the additional 2030 Notes are fungible with the previously issued 2030 Notes for U.S. federal income tax purposes or are issued with a separate CUSIP number.

SECTION 202.         Global Security. The 2030 Notes shall be issued in certificated form, except that the 2030 Notes shall be issued initially as a Global Security to and registered in the name of Cede & Co., as nominee of The Depository Trust Company, as Depositary therefor. Any 2030 Notes to be issued or transferred to, or to be held by, Cede & Co. (or any successor thereof) for such purpose shall bear the depositary legend in substantially the form set forth at the top of the form of 2030 Note in Section 502 hereof (in lieu of that set forth in Section 204 of the Indenture), unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Each such Global Security may be exchanged in whole or in part for 2030 Notes registered, and any transfer of such Global Security in whole or in part may be registered, in the name(s) of Persons other than such Depositary or a nominee thereof only under the circumstances set forth in clause (2) of the last paragraph of Section 305 of the Indenture, or such other circumstances in addition to or in lieu of those set forth in clause (2) of the last paragraph of Section 305 of the Indenture as to which the Company shall agree, such agreement to be confirmed in writing to the Trustee. Upon the occurrence of any such event, the 2030 Notes will be issued in such names as the Depositary shall instruct the Trustee.

SECTION 203.         Place of Payment and Place for Registration of Transfers and Exchange. Principal of, and premium, if any, and interest on, the 2030 Notes will be payable, the transfer of 2030 Notes will be registrable and the 2030 Notes will be exchangeable for 2030 Notes bearing identical terms and provisions, at the office or agency of the Company in the City of Dallas, State of Texas; provided, however, that payment of interest may be made at the option of the Company by wire transfer to any Holder or by deposit to the account of the Holder of any such 2030 Notes if such account is maintained with the Trustee, in each case according to the written instructions given by such Holder on or prior to the applicable record date to the Trustee, which written instructions shall remain in effect until revised by such Holder by an instrument in writing delivered to the Trustee.

SECTION 204.         Payment of Interest. The 2030 Notes will bear interest at the rate of 5.15% per annum from May 15, 2025 or from the most recent 2030 Notes Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for until the principal thereof is paid or made available for payment, payable on May 15 and November 15 of each year (each, a “2030 Notes Interest Payment Date”), commencing on November 15, 2025, to the person in whose name such 2030 Note or any Predecessor Security is registered, at the close of business on May 1 and November 1, as the case may be, whether or not a Business Day, immediately preceding the 2030 Notes Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date, and may be paid to the Person in whose name such 2030 Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice whereof shall be given to the Holders of the 2030 Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2030 Notes may be listed, and upon such notice as may be required by such exchange, all as more fully described in the Indenture.

The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Interest will accrue from May 15, 2025 or from the most recent 2030 Notes Interest Payment Date to which interest has been paid or duly provided for to, but not including, the relevant payment date. In the event that any date on which interest is payable on the 2030 Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A “Business Day” shall mean any day except a Saturday, a Sunday or a legal holiday in The City of New York on which banking institutions are authorized or required by law, regulation or executive order to close.

SECTION 205.         Redemption of the 2030 Notes. Prior to April 15, 2030 (the “2030 Notes Par Call Date”), the Company may redeem the 2030 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)            (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2030 Notes to be redeemed discounted to the Redemption Date (assuming the 2030 Notes to be redeemed matured on the 2030 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points, less (b) interest accrued to the Redemption Date; and

(2)            100% of the principal amount of the 2030 Notes to be redeemed;

plus, in either case, accrued and unpaid interest, if any, thereon to, but not including, the Redemption Date.

On or after the 2030 Notes Par Call Date, the Company may redeem the 2030 Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the 2030 Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but not including, the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to the Trustee and each holder of 2030 Notes to be redeemed.

If less than all of the 2030 Notes are to be redeemed and (i) the 2030 Notes are in global form, the interests in the 2030 Notes to be redeemed shall be selected for redemption by DTC in accordance with DTC’s standard procedures therefor, or (ii) the 2030 Notes are in definitive form, the 2030 Notes to be redeemed shall be selected by lot. No 2030 Notes of a principal amount of $2,000 or less will be redeemed in part. If any 2030 Note is to be redeemed in part only, the notice of redemption that relates to such 2030 Note will state the portion of the principal amount of such 2030 Note to be redeemed. A new 2030 Note in a principal amount equal to the unredeemed portion of such 2030 Note will be issued in the name of the holder of such 2030 Note upon surrender for cancellation of the original 2030 Note. For so long as the 2030 Notes are held by DTC (or another Depositary), the redemption of the 2030 Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the 2030 Notes or portions thereof called for redemption.

Notwithstanding the foregoing, installments of interest on 2030 Notes that are due and payable on 2030 Notes Interest Payment Dates falling on or prior to the Redemption Date will be payable on the 2030 Notes Interest Payment Date to the registered holders as of the close of business on the relevant record date according to the 2030 Notes and the Indenture. The Trustee shall have no obligation to calculate the Redemption Price.

Notwithstanding Section 1104 of the Indenture, any notice of redemption given pursuant to said Section with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof.

For purposes of this Section 205, “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the 2030 Notes Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the 2030 Notes Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2030 Notes Par Call Date, as applicable. If there is no United States Treasury security maturing on the 2030 Notes Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2030 Notes Par Call Date, one with a maturity date preceding the 2030 Notes Par Call Date and one with a maturity date following the 2030 Notes Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the 2030 Notes Par Call Date. If there are two or more United States Treasury securities maturing on the 2030 Notes Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

SECTION 206.         Defeasance of the 2030 Notes. The 2030 Notes shall be defeasible pursuant to Section 1302 or 1303 of the Indenture.

SECTION 207.         Minimum Denominations. The 2030 Notes shall be issuable in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

ARTICLE Three

OTHER TERMS AND CONDITIONS OF THE NOTES

SECTION 301.         Notices, Etc., to Trustee and Company. Solely for purposes of the Notes, Section 105 of the Indenture shall be amended by adding the following paragraph at the end thereof:

The Trustee shall have the right to accept and act upon instructions or directions, including funds transfer instructions, pursuant to this Indenture and delivered using Electronic Means (“Instructions”); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. “Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

SECTION 302.         Waiver of Jury Trial, Submission to Jurisdiction and Tax Law Matters. Solely for purposes of the Notes, Article One of the Indenture shall be amended by adding the following Sections:

SECTION 114.         Waiver of Jury Trial.

Each of the Company, the Holders and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Notes or the transaction contemplated hereby.

SECTION 115.         Submission to Jurisdiction.

The Company hereby (a) irrevocably submits, to the fullest extent permitted by applicable law, to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Indenture and the Notes and (b) irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.

SECTION 116.         Tax Law Matters.

In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Tax Law”), the Company agrees (a) to provide to the Trustee sufficient information about Holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax-related obligations under Applicable Tax Law, (b) that the Trustee shall be entitled to make any withholding or deduction from payments under this Indenture to the extent necessary to comply with Applicable Tax Law for which the Trustee shall not have any liability and (c) to hold harmless the Trustee for any losses the Trustee may suffer due to the actions it takes to comply with such Applicable Tax Law unless such actions taken by the Trustee were negligent or of its own willful misconduct. The terms of this Section 116 shall survive the termination of this Indenture.

SECTION 303.         Certain Rights of Trustee. Solely for purposes of the Notes, Section 603 of the Indenture shall be amended by deleting “and” at the end of clause (6) thereof, by replacing the period at the end of clause (7) thereof with “; and”, and by adding the following clause (8) thereto:

(8)            the Trustee shall not be deemed to have notice of any default or Event of Default unless written notice of any event that is in fact such a default is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee and such notice references the Notes and this Indenture. The Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture. The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts. The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder and each agent, custodian and other Person employed to act hereunder. Delivery of reports, information and documents to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates). In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, without limitation, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, or interruptions, losses or malfunctions of utilities, communications or computer (software and hardware) services, it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 304.         Definitions. Solely for purposes of the Notes, Section 101 of the Indenture shall be amended by deleting the following definitions in their entirety and replacing such definitions with the following:

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by any two of its Chief Executive Officer, its Chief Financial Officer, its General Counsel, its Treasurer, its Secretary, an Assistant Secretary of the Company or an Associate Secretary of the Company, and delivered to the Trustee.

“Officers’ Certificate” means a certificate signed by any two of the Company’s Chief Executive Officer, the Company’s Chief Financial Officer, the Company’s General Counsel, the Company’s Treasurer, the Company’s Secretary, an Assistant Secretary of the Company or an Associate Secretary of the Company, and delivered to the Trustee. One of the officers signing an Officers’ Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

SECTION 305.         Reports by the Company. Solely for purposes of the Notes, Section 704 of the Indenture shall be amended by adding the following sentence at the end thereof:

Information, documents and reports filed with the Commission via the Commission’s EDGAR system (or any successor system thereto) will be deemed to be filed with the Trustee and transmitted to Holders as of the time of such filing via EDGAR (or such successor system) for purposes of this Section 704.

SECTION 306.         Supplemental Indentures With Consent of Holders. Solely for purposes of the Notes, Section 902 of the Indenture shall be amended by replacing “not less than 66-2/3%” in the first sentence thereof with “a majority”.

SECTION 307.         Maintenance of Properties. Solely for purposes of the Notes, Section 1006 of the Indenture shall be deleted in its entirety.

SECTION 308.         Payment of Taxes and Other Claims. Solely for purposes of the Notes, Section 1007 of the Indenture shall be deleted in its entirety.

SECTION 309.         Election to Redeem; Notice to Trustee. Solely for purposes of the Notes, Section 1102 of the Indenture shall be amended by replacing “60 days” with “15 days”.

SECTION 310.         Notice of Redemption. Solely for purposes of the Notes, Section 1104 of the Indenture shall be amended by replacing “30” with “10”.

SECTION 311.         Authentication of the Notes. Solely for purposes of the Notes, Section 303 of the Indenture shall be amended by adding “or electronic” after “manual” in the first, second, and last paragraphs thereof.

ARTICLE Four

LIMITATION ON LIENS

SECTION 401.         Limitation on Liens. So long as any of the Notes are Outstanding, the Company shall not, directly or indirectly (including through a Subsidiary), create, incur, assume or permit to exist any lien, pledge or security interest on any of the capital stock of Arizona Public Service Company, an Arizona corporation. For purposes of this Section 401, the reference to “corporation” in the definition of “Subsidiary” in Section 101 of the Indenture shall be amended to “corporation or any other entity”.

ARTICLE Five

FORMS OF NOTES

SECTION 501.         Form of 2028 Notes. The 2028 Notes and the Trustee’s certificate of authentication thereon shall be substantially in the following forms:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO PINNACLE WEST CAPITAL CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

PINNACLE WEST CAPITAL CORPORATION

4.90% Senior Note due 2028

No. 1	$400,000,000
CUSIP No. 723484 AM3

Pinnacle West Capital Corporation, a corporation duly organized and existing under the laws of the State of Arizona (the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Four Hundred Million Dollars ($400,000,000) on May 15, 2028, and to pay interest thereon and on any overdue interest from May 15, 2025 or from the most recent 2028 Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 of each year, commencing November 15, 2025, at the rate of 4.90% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for, on any 2028 Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 1 or November 1, as the case may be, immediately preceding the 2028 Notes Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and any interest on this Security will be made at the office or agency of the Company maintained for that purpose through the corporate trust office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by wire transfer to any Holder or by deposit to the account of the Holder of any such Securities if such account is maintained with the Trustee, in each case according to the written instructions given by such Holder on or prior to the applicable record date to the Trustee, which written instructions shall remain in effect until revised by such Holder by an instrument in writing delivered to the Trustee.

Reference is hereby made to the further provisions of this Security set forth following the Company’s signature hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to following the Company’s signature hereto by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PINNACLE WEST CAPITAL CORPORATION

By:
Chris Bauer
Vice President and Treasurer

Attest:

By:
Diane Wood
Corporate Secretary

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (For Senior Securities), dated as of December 1, 2000 (such instrument as originally executed and delivered and as supplemented or amended from time to time, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

Prior to April 15, 2028 (the “Par Call Date”), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)            (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed discounted to the Redemption Date (assuming the Securities of this series to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 15 basis points, less (b) interest accrued to the Redemption Date; and

(2)            100% of the principal amount of the Securities of this series to be redeemed;

plus, in either case, accrued and unpaid interest, if any, thereon to, but not including, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest, if any, thereon to, but not including, the Redemption Date. The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to the Trustee and each holder of Securities of this series to be redeemed.

If less than all of the Securities of this series are to be redeemed and (i) the Securities of this series are in global form, the interests in the Securities of this series to be redeemed shall be selected for redemption by The Depository Trust Company (“DTC”) in accordance with DTC’s standard procedures therefor, or (ii) the Securities of this series are in definitive form, the Securities of this series to be redeemed shall be selected by lot. No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. If any Security of this series is to be redeemed in part only, the notice of redemption that relates to the Security of this series will state the portion of the principal amount of the Security of this series to be redeemed. A new Security of this series in a principal amount equal to the unredeemed portion of the Security of this series will be issued in the name of the holder of the Security of this series upon surrender for cancellation of the original Security of this series. For so long as the Securities of this series are held by DTC (or another Depositary), the redemption of the Securities of this series shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on 2028 Notes Interest Payment Dates falling on or prior to the Redemption Date will be payable on the 2028 Notes Interest Payment Date to the registered holders as of the close of business on the relevant record date according to the Securities of this series and the Indenture. The Trustee shall have no obligation to calculate the Redemption Price.

Notwithstanding Section 1104 of the Indenture, any notice of redemption given pursuant to said Section with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof.

As used herein: “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Securities of this series will not be subject to any sinking fund.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

The Indenture contains provisions restricting the Company’s ability to create, incur, assume or permit to exist any lien, pledge or security interest on any of the capital stock of Arizona Public Service Company, an Arizona corporation.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee without the consent of such Holders in certain circumstances, or with the consent of the Holders of not less than 66-2/3% in principal amount of the affected Securities at the time Outstanding; provided, however, that, for purposes of the Securities of this series, such 66-2/3% threshold has been replaced with a majority threshold. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the affected Securities at the time Outstanding, on behalf of the Holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy under the Indenture, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Form of Trustee’s Certificate of Authentication.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

As Trustee

By
Authorized Officer

SECTION 502.         Form of 2030 Notes. The 2030 Notes and the Trustee’s certificate of authentication thereon shall be substantially in the following forms:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO PINNACLE WEST CAPITAL CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

PINNACLE WEST CAPITAL CORPORATION

5.15% Senior Note due 2030

No. 1	$400,000,000
CUSIP No. 723484 AN1

Pinnacle West Capital Corporation, a corporation duly organized and existing under the laws of the State of Arizona (the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Four Hundred Million Dollars ($400,000,000) on May 15, 2030, and to pay interest thereon and on any overdue interest from May 15, 2025 or from the most recent 2030 Notes Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 of each year, commencing November 15, 2025, at the rate of 5.15% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

The interest so payable, and punctually paid or duly provided for, on any 2030 Notes Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 1 or November 1, as the case may be, immediately preceding the 2030 Notes Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and any interest on this Security will be made at the office or agency of the Company maintained for that purpose through the corporate trust office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by wire transfer to any Holder or by deposit to the account of the Holder of any such Securities if such account is maintained with the Trustee, in each case according to the written instructions given by such Holder on or prior to the applicable record date to the Trustee, which written instructions shall remain in effect until revised by such Holder by an instrument in writing delivered to the Trustee.

Reference is hereby made to the further provisions of this Security set forth following the Company’s signature hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to following the Company’s signature hereto by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PINNACLE WEST CAPITAL CORPORATION

By:
Chris Bauer
Vice President and Treasurer

Attest:

By:
Diane Wood
Corporate Secretary

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture (For Senior Securities), dated as of December 1, 2000 (such instrument as originally executed and delivered and as supplemented or amended from time to time, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

Prior to April 15, 2030 (the “Par Call Date”), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)            (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed discounted to the Redemption Date (assuming the Securities of this series to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points, less (b) interest accrued to the Redemption Date; and

(2)            100% of the principal amount of the Securities of this series to be redeemed;

plus, in either case, accrued and unpaid interest, if any, thereon to, but not including, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest, if any, thereon to, but not including, the Redemption Date. The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to the Trustee and each holder of Securities of this series to be redeemed.

If less than all of the Securities of this series are to be redeemed and (i) the Securities of this series are in global form, the interests in the Securities of this series to be redeemed shall be selected for redemption by The Depository Trust Company (“DTC”) in accordance with DTC’s standard procedures therefor, or (ii) the Securities of this series are in definitive form, the Securities of this series to be redeemed shall be selected by lot. No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. If any Security of this series is to be redeemed in part only, the notice of redemption that relates to the Security of this series will state the portion of the principal amount of the Security of this series to be redeemed. A new Security of this series in a principal amount equal to the unredeemed portion of the Security of this series will be issued in the name of the holder of the Security of this series upon surrender for cancellation of the original Security of this series. For so long as the Securities of this series are held by DTC (or another Depositary), the redemption of the Securities of this series shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

Notwithstanding the foregoing, installments of interest on Securities of this series that are due and payable on 2030 Notes Interest Payment Dates falling on or prior to the Redemption Date will be payable on the 2030 Notes Interest Payment Date to the registered holders as of the close of business on the relevant record date according to the Securities of this series and the Indenture. The Trustee shall have no obligation to calculate the Redemption Price.

Notwithstanding Section 1104 of the Indenture, any notice of redemption given pursuant to said Section with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof.

As used herein: “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Securities of this series will not be subject to any sinking fund.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

The Indenture contains provisions restricting the Company’s ability to create, incur, assume or permit to exist any lien, pledge or security interest on any of the capital stock of Arizona Public Service Company, an Arizona corporation.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee without the consent of such Holders in certain circumstances, or with the consent of the Holders of not less than 66-2/3% in principal amount of the affected Securities at the time Outstanding; provided, however, that, for purposes of the Securities of this series, such 66-2/3% threshold has been replaced with a majority threshold. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the affected Securities at the time Outstanding, on behalf of the Holders of all such Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy under the Indenture, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Form of Trustee’s Certificate of Authentication.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

As Trustee

By
Authorized Officer

SECTION 503.         General Provisions. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Sixth Supplemental Indenture, and the Company, by its execution and delivery of this Sixth Supplemental Indenture, expressly agrees to such terms and provisions and to be bound thereby. However, to the extent any provision of the Notes conflicts with the express provisions of this Sixth Supplemental Indenture or the Indenture, the provisions of this Sixth Supplemental Indenture or the Indenture, as applicable, shall govern and be controlling.

ARTICLE Six

ORIGINAL ISSUE OF NOTES

SECTION 601.         Issuance of 2028 Notes. Subject to Section 101, 2028 Notes in the aggregate principal amount of $400,000,000 may, upon execution of this Sixth Supplemental Indenture, or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said 2028 Notes, in accordance with a Company Order delivered to the Trustee by the Company, without any further action by the Company.

SECTION 602.         Issuance of 2030 Notes. Subject to Section 201, 2030 Notes in the aggregate principal amount of $400,000,000 may, upon execution of this Sixth Supplemental Indenture, or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said 2030 Notes, in accordance with a Company Order delivered to the Trustee by the Company, without any further action by the Company.

ARTICLE Seven

PAYING AGENT AND REGISTRAR

SECTION 701.         Appointment of Paying Agent and Registrar. The Bank of New York Mellon Trust Company, N.A. will be the Paying Agent and Security Registrar for the Notes.

ARTICLE Eight

SUNDRY PROVISIONS

SECTION 801.         Defined Terms. Except as otherwise expressly provided in this Sixth Supplemental Indenture or in the forms of the Notes, or otherwise clearly required by the context hereof or thereof, all terms used herein or in said forms of the Notes that are defined in the Indenture shall have the several meanings respectively assigned to them thereby.

SECTION 802.         Ratification of Indenture. The Indenture, as heretofore supplemented and amended, and as supplemented by this Sixth Supplemental Indenture, is in all respects ratified and confirmed, and this Sixth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 803.         About the Trustee. The Trustee hereby accepts the trusts herein declared, provided, created, supplemented or amended and agrees to perform the same upon the terms and conditions herein and in the Indenture, as heretofore supplemented and amended, set forth and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in Article Six of the Indenture shall apply to and form a part of this Sixth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Sixth Supplemental Indenture.

SECTION 804.         Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed as of the day and year first above written.

PINNACLE WEST CAPITAL CORPORATION

By:	/s/ Chris Bauer
Name: Chris Bauer
Title: Vice President and Treasurer

Attest:

/s/ Diane Wood
Name: Diane Wood
Title: Assistant Vice President, Associate General Counsel, and Corporate Secretary

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Michael C. Jenkins
Name: Michael C. Jenkins
Title: Vice President